Exhibit 32.2

CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U. S. C. SECTION 1350,

In connection with the Annual Report of Propanc Biopharma, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2025 (the “Report”), I, Jeannine Zimmerman, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2025	/s/ Jeannine Zimmerman
Jeannine Zimmerman
Chief Financial Officer
(Principal Financial Officer)